Exhibit 10.2

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (this “Amendment”), dated as of December ___, 2008, is entered into by and between Mannatech, Incorporated (the “Company”) and Robert A. Sinnott, MNS, PhD (“Employee”).

RECITALS

This Amendment amends that certain Employment Agreement, effective as of October 5, 2007, by and between the Company and Employee (the “Employment Agreement”).

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                    The first sentence of Section 1.2 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

“The Employee shall serve as Senior Vice President and Global Chief Science Officer of the Company, with the authority, duties and responsibilities described herein and those customarily incident to such office.”

2.                   This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.                   This Amendment and the Employment Agreement and the documents referred to herein and therein constitute the entire agreement among the parties and supersede in all respects any other agreement or understanding among the parties.  No party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

4.                    In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

5.                    This Amendment shall be governed by, and enforced and construed under, the laws of the State of Texas.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:

MANNATECH, INCORPORATED

By:
Wayne Badovinus
President and Chief Executive Officer

EMPLOYEE:

Robert A. Sinnott, MNS, PhD